                             LETTER OF TRANSMITTAL
                                 for tender of
                     127/8% Senior Secured Notes due 2000
                              CUSIP No. 291714AC7


                       Pursuant to the Offer to Exchange
                             Dated November 2, 2000


                                       by


                           ALL STAR GAS CORPORATION
                  (formerly known as Empire Gas Corporation)

 -----------------------------------------------------------------------------
 THIS OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON DECEMBER 1, 2000, UNLESS EXTENDED (THE "EXPIRATION DATE"). HOLDERS OF NOTES (AS DEFINED BELOW) MUST TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE OFFER CONSIDERATION (AS DEFINED BELOW). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE.
 -----------------------------------------------------------------------------

                     The Exchange Agent for the Offer is:

                      STATE STREET BANK AND TRUST COMPANY
                 By Hand, Registered Mail or Overnight Courier:
                      State Street Bank and Trust Company
                           Corporate Trust Department
                             2 Avenue de Lafayette
                                   5th Floor
                                   Boston, MA
                           Attention: Meaghan Haight
                             Confirm by Telephone:
                                (860) 244-1849


     DELIVERY OF THIS LETTER OF TRANSMITTAL ("LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. HOLDERS THAT TENDER BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH DTC'S ATOP PROCEDURES FOR TRANSFER WILL SEND AN AGENT'S MESSAGE PURSUANT TO DTC'S PROCEDURES IN LIEU OF COMPLETING THIS LETTER OF TRANSMITTAL.


     All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offer to Exchange (as defined below).


     All Star Gas Corporation (formerly known as Empire Gas Corporation), a Missouri corporation ("All Star" or "Company"), upon the terms and subject to the conditions set forth in the Offer to Exchange (the "Offer to Exchange") and in this Letter of Transmittal (the "Letter of Transmittal" which, together with the Offer to Exchange, constitutes the "Offer"), hereby offers to exchange an aggregate principal amount of $50,880,000 of its 11% Senior Secured Notes due 2003 (the "New Notes" or "Offer Consideration") for a like principal amount of its issued and outstanding 127/8% Senior Secured Notes due 2000 (the "Old Notes" or "Notes"). All Star's obligation to accept for exchange Old Notes validly tendered pursuant to the Offer to Exchange is subject to certain conditions, including, without limitation, the tender of 100% of the aggregate principal amount of the Old Notes outstanding and not owned by All Star and its affiliates.


     This Letter of Transmittal is to be used by Holders of Notes if: (i) certificates representing Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "THE EXCHANGE OFFER -- Book-Entry Delivery Procedures" in the

Offer to Exchange; or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "THE EXCHANGE OFFER -- Guaranteed Delivery Procedures" in the Offer to Exchange; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Holders of Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Offer by submitting a notice of guaranteed delivery through ATOP.

     Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     If a Holder desires to tender Notes pursuant to the Offer and time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Notes according to the guaranteed delivery procedures set forth under the caption "THE EXCHANGE OFFER -- Guaranteed Delivery Procedures" in the Offer to Exchange. See Instruction 2.

     The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

--------------------------------------------------------------------------------
                                TENDER OF NOTES
--------------------------------------------------------------------------------
 / /  CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH

 / /  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:
                                   --------------------------------------------

     Account Number:
                    -----------------------------------------------------------

     Transaction Code Number:
                             --------------------------------------------------

 / /  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s):
                                     ------------------------------------------

     Window Ticket Number (if any):
                                   --------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        -----------------------

     Name of Eligible Institution that Guaranteed Delivery:
                                                           --------------------

--------------------------------------------------------------------------------
     List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

------------------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF 12 7/8% SENIOR SECURED NOTES DUE 2000
------------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)                                                                   Principal Amount
 or Name of DTC Participant and Participant's                                           Aggregate                Tendered and as to
 DTC Account Number in which Notes are Held               Certificate                   Principal                  which Consents
        (Please fill in if blank)                         Number(s)*               Amount Represented               are Given**
------------------------------------------------------------------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
                                                          Total Principal
                                                          Amount of Notes
------------------------------------------------------------------------------------------------------------------------------------
 * Need not be completed by Holders tendering by book-entry transfer.

** Any tendering Holder will be deemed to have tendered the entire aggregate principal represented by the Notes described in this column. See Instruction
   4. Tendering Holders who validly tender their Notes pursuant to the Offer on or prior to 5:00 p.m., Eastern Standard time, on the Expiration Date will receive the Offer Consideration.
------------------------------------------------------------------------------------------------------------------------------------

     The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the Notes tendered hereby. The Notes and the principal amount of Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to All Star Gas Corporation (formerly Empire Gas Corporation) ("All Star" or the "Company"), upon the terms and subject to the conditions set forth in its Offer to Exchange dated November 2, 2000 (the "Offer to Exchange"), receipt of which is hereby acknowledged and in accordance with this Letter of Transmittal ("Letter of Transmittal" which, together with the Offer to Exchange, constitutes the "Offer"), the principal amount of Notes indicated in the table above entitled "Description of 127/8% Senior Secured Notes due 2000" under the column heading "Principal Amount Tendered" with respect to the aggregate principal amount of such Notes.

     Subject to, and effective upon, the acceptance for exchange of the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, All Star, all right, title and interest in and to all of the Notes tendered hereby. The undersigned hereby irrevocably releases and waives any and all claims it, its successors and its assigns have or may have had against All Star, its subsidiaries, its affiliates and its stockholders, and or the directors, officers, employees, attorneys, accountants, advisors, agents and representatives, in each case whether current or former, of All Star, its affiliates and its stockholders, arising from, related to, or in connection with, the undersigned's acquisition or ownership of the Notes, whether these claims arise under federal or state securities laws or otherwise. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of All Star) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, All Star, (ii) present such Notes for transfer of ownership on the books of All Star, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and (iv) deliver to All Star and the Trustee this Letter of Transmittal in accordance with the terms and conditions of the Offer as described in the Offer to Exchange.

     The undersigned understands that tenders of Notes pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be returned to the tendering Holders promptly (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered). If All Star makes a material change in the terms of the Offer or the information concerning the Offer, All Star will disseminate additional Offer material and extend such Offer to the extent required by law. If the Offer is amended prior to the Expiration Date in a manner determined by All Star to constitute a material adverse change to the Holders, All Star promptly will disclose such amendment and, if necessary, extend the Offer for a period deemed by All Star to be adequate to permit Holders to withdraw their Notes.

     The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto and acceptance of such Notes by All Star will constitute a binding agreement between the undersigned and All Star upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which All Star has, or has caused to be, waived such defect) will be deemed to have been accepted by All Star, if, as and when All Star gives oral or written notice thereof to the Exchange Agent.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such tendered Notes are accepted for exchange by All Star, All Star will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by All Star to be necessary or desirable to complete the exchange of the Notes tendered hereby.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned understands that the delivery and surrender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to All Star. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by All Star, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein under "A. Special Issuance/Delivery Instruction" the undersigned hereby request(s) that any Offer Consideration to be made in connection with the Offer be issued and delivered to the undersigned.

     In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that the Offer Consideration to be made in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

              ------------------------------------------------------
              A. SPECIAL ISSUANCE/DELIVERY
                 INSTRUCTIONS
                   (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if Offer Consideration is to be issued and sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of 12 7/8% of Senior Secured Notes due 2000" within this Letter of Transmittal.


              Name:----------------------------
                     (Please print)

              Address:--------------------------
                     (Please print)

              ---------------------------------

              ---------------------------------
                       (Zip Code)

              ---------------------------------
              (Tax Identification or Social Security Number)
                  (See Substitute Form W-9 herein)
              ------------------------------------------------------

--------------------------------------------------------------------------------
                               PLEASE SIGN HERE

              (To be completed by all tendering Holders of Notes regardless of whether Notes are being physically delivered herewith)

    This Letter of Transmittal must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Note(s) or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
         Signature(s) of Registered Holder(s) or Authorized Signatory
                       (See guarantee requirement below)


 Dated-------------------------------------------------------------------------



 Name(s)-----------------------------------------------------------------------



 ------------------------------------------------------------------------------
                                (Please print)


 Capacity----------------------------------------------------------------------



  Address-----------------------------------------------------------------------



     -----------------------------------------------------------------------
                             (including Zip Code)


 Area Code and Tel.
 Number
       ---------------------------------------------------------


 Tax Identification or Social Security No.
                                          -------------------------------------


                  (Complete Accompanying Substitute Form W-9)


                         Medallion Signature Guarantee
                   (If Required -- See Instructions 1 and 5)


 Authorized Signature ---------------------------------------------------------


 Name of Firm -----------------------------------------------------------------

                               [place seal here]
--------------------------------------------------------------------------------

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

     1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in the Offer to Exchange), unless the Notes tendered hereby are tendered (i) by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed the box entitled "Special Issuance Delivery Instructions" on this Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal, then the signatures on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

     2. Delivery of Letter of Transmittal and Notes. This Letter of Transmittal is to be completed by Holders of Notes if: (i) certificates representing Notes are to be physically delivered to the Exchange Agent herewith by such Holders;
(ii) tender of Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "THE EXCHANGE OFFER -- Book-Entry Delivery Procedures" in the Offer to Exchange; or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "THE EXCHANGE OFFER -- Guaranteed Delivery Procedures" in the Offer to Exchange; and instructions are not being transmitted through ATOP. All physically delivered Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     If a Holder desires to tender Notes pursuant to the Offer and time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Notes pursuant to the guaranteed delivery procedures set forth under the caption "THE EXCHANGE OFFER -- Guaranteed Delivery Procedures" in the Offer to Exchange. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by All Star, or an Agent's Message with respect to guaranteed delivery that is accepted by All Star, must be received by the Exchange Agent, either by hand delivery, registered or certified mail on or prior to 5:00 p.m., Eastern Standard time, on the Expiration Date and (iii) the certificates for all tendered Notes, in proper form for transfer (or confirmation of a book-entry transfer of all Notes delivered electronically into the Exchange Agent's account at DTC pursuant to the procedures for such transfer set forth in the Offer to Exchange), together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three NYSE trading days after the date of the execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter of Transmittal, the Notes, any required signature guarantees and all other required documents for Notes in physical certificated form and delivery through DTC and any acceptance of an Agent's Message transmitted through ATOP for Notes in book-entry form, is at the election and risk of the tendering Holder and, except as otherwise provided in Instruction 2 of this Letter of Transmittal, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or prior to such date.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for exchange.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Notes should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. Partial tenders of Notes will not be accepted. The entire principal amount that is represented by Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holders of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

     If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to All Star of such person's authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered Holders of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless Offer Consideration is to be issued, or Notes not tendered or exchanged are to be issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

     If this Letter of Transmittal is signed other than by the registered Holders of the Notes listed, the Notes must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name or names of the registered Holders appear on the Notes and signatures on such Notes or instruments of transfer are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

     6. Special Issuance and Delivery Instructions. If Offer Consideration is to be issued or delivered in the name of a person other than the signer of this Letter of Transmittal, the "Special Issuance/Delivery Instructions" box on this Letter of Transmittal should be completed. All Notes tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account of DTC designated above as the account for which such Notes were delivered.

     7. Transfer Taxes. Except as set forth in this Instruction 7, All Star will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the Offer. If payment of the Offer Consideration is to be made to any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the Offer Consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     8. Waiver of Conditions. The conditions of the Offer may be amended or waived by All Star, in whole or in part, at any time and from time to time in All Star's sole discretion, in the case of any Notes tendered.

     9. Substitute Form W-9. Each tendering Holder (or other payee) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on the payment of the Offer Consideration. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 31% on all such payments of the Offer Consideration until a TIN is provided to the Exchange Agent.

     10. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Exchange, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to All Star at the telephone number and location listed in the Offer to Exchange. A Holder may also contact such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

     IMPORTANT: This Letter of Transmittal, together with Notes and all other required documents or the Notice of Guaranteed Delivery, must be received on or prior to the Expiration Date with respect to Holders wishing to receive the Offer Consideration.

                             IMPORTANT INFORMATION

     Under federal income tax law, a Holder whose tendered Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's current TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any Offer Consideration paid to such Holder or other payee with respect to Notes exchanged pursuant to the Offer may be subject to 31% backup withholding tax.

     Certain Holders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any Offer Consideration paid to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on any Offer Consideration paid to a Holder or other payee with respect to Notes exchanged pursuant to the Offer, the Holder is required to notify the Exchange Agent of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

What Number to Give the Exchange Agent

     The Holder is required to give the Exchange Agent the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, for additional guidance on which number to report.

-----------------------------------------------------------------------------------------------------------
                           PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY
-----------------------------------------------------------------------------------------------------------
 SUBSTITUTE                       Part 1 - PLEASE PROVIDE      Social Security number(s) or
 Form W-9                         YOUR TIN IN THE BOX AT       Employer Identification Number(s)
                                  RIGHT AND CERTIFY BY
 Department of the Treasury       SIGNING AND DATING           --------------------------
 Internal Revenue Service         BELOW.
 Payer's Request for Taxpayer
 Identification Number ("TIN")
-----------------------------------------------------------------------------------------------------------
                                  Part 2 - Certification - Under penalties of perjury, I certify that:

                                      (1) The number shown on this form is my correct taxpayer
                                          identification number (or I am waiting for a number to be
                                          issued for me), and
                                      (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been
                                          notified by the Internal Revenue Service (IRS) that I am
                                          subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                  Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                  -------------------------------------------------------------------------
                                  Signature--------------
                                                                     Part 3 - Awaiting TIN o
                                  Date -----------------
-----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY OFFER CONSIDERATION PAID TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable Offer Consideration paid to me thereafter will be withheld until I provide a taxpayer identification number.

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               Signature                        Date

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                            All Star Gas Corporation
                           119 West Commercial Street
                                  P.O. Box 303
                               Lebanon, MO 65536
                                 (417) 532-3103

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